                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

                 WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                     MARKET VALUE ADJUSTED ANNUITY CONTRACT

        Know all men by these presents that Keith A. Hauschildt whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Allstate Life of New York Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                        March 14, 1997
                                        ----------------------------------
                                        Date


                                        /s/  KEITH A. HAUSCHILDT
                                        ----------------------------------
                                        Keith A. Hauschildt
                                        Assistant Vice President and Controller
                                        Allstate Life Insurance Company
                                         of New York

                               POWER OF ATTORNEY

                 WITH RESPECT TO THE ALLSTATE LIFE OF NEW YORK
                     MARKET VALUE ADJUSTED ANNUITY CONTRACT

        Know all men by these presents that Peter H. Heckman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Allstate Life of New York Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                        March 14, 1997
                                        ----------------------------------
                                        Date


                                        /s/  PETER H. HECKMAN
                                        ----------------------------------
                                        Peter H. Heckman
                                        Vice President and Controller
                                        Allstate Life Insurance Company
                                         of New York